Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED FINANCIAL INFORMATION

On November 10, 2016, Equity Bancshares, Inc. (“Equity”) acquired Community First Bancshares, Inc. (“Community”) pursuant to the previously announced Agreement and Plan of Reorganization, dated July 14, 2016 (the “Agreement”), by and between Equity and Community. Pursuant to the Agreement, Community merged with and into Equity (the “merger”), with Equity surviving the merger. The following unaudited Pro Forma Condensed Consolidated Combined Balance Sheet reflects the historical position of Equity and Community as of September 30, 2016, with pro forma adjustments based on the assumption that the merger was completed on September 30, 2016. The pro forma adjustments are based on the acquisition method of accounting. The unaudited Pro Forma Condensed Consolidated Combined Statements of Income assume that the merger was completed on January 1, 2015. The historical consolidated financial information has been adjusted to reflect factually supportable items that are directly attributable to the merger and, with respect to the income statements only, expected to have a continuing impact on consolidated results of operations. The pro forma adjustments do not consider any potential revenue opportunities or anticipated cost savings and expense efficiencies.

The following information should be read in conjunction with and is qualified in its entirety by Equity’s consolidated financial statements and accompanying notes and the consolidated financial statements and accompanying notes of Community.

The unaudited pro forma condensed consolidated combined financial information is intended for informational purposes and is not necessarily indicative of the future financial position or future operating results of the combined company or of the financial position or operating results of the combined company that would have actually occurred had the merger been in effect as of the date or for the periods presented.

Unaudited Pro Forma Condensed Consolidated Combined Balance Sheet

As of September 30, 2016

(Dollars in thousands)

	Equity Historical	Community Historical	Pro Forma Adjustment		Pro Forma Combined
ASSETS
Cash and due from banks	$20,925	$9,356	$(16,368)	(a)	$13,913
Federal funds sold	922	—			922

Cash and cash equivalents	21,847	9,356	(16,368)		14,835
Interest-bearing time deposits in other banks	4,995	—	—		4,995
Investment securities	452,306	78,166	—	(b)	530,472
Loans held for sale	3,071	2,019			5,090
Loans held for investment	956,070	362,960	(11,346)	(c)	1,307,684
Allowance for loan losses	(6,080)	(5,486)	5,486	(d)	(6,080)

Loans, net	949,990	357,474	(5,860)		1,301,604
Other real estate owned, net	5,647	5,002	(2,183)	(e)	8,466
Premises and equipment, net	39,909	12,262	513	(f)	52,684
Bank owned life insurance	33,301	—	—		33,301
Federal Reserve Bank and Federal Home Loan Bank stock	11,587	1,855	—		13,442
Interest receivable	4,712	2,161	—		6,873
Goodwill	18,130	—	40,744	(g)	58,874
Core deposit intangible, net	1,289	—	3,579	(h)	4,868
Investment in White River Bancshares Company	—	8,390	(8,390)	(i)	—
Other assets	10,298	4,286	(316)	(j)	14,268

Total assets	$1,557,082	$480,971	$11,719		$2,049,772

LIABILITIES AND STOCKHOLDERS’ EQUITY
Non-interest-bearing deposits	$169,368	$37,994	$—		$207,362
Interest-bearing transaction and savings	571,255	239,059	—		810,314
Time deposits	437,109	99,347	(200)	(k)	536,256

Total deposits	1,177,732	376,400	(200)		1,553,932
Federal funds purchased and retail repurchase agreements	25,382	—	—		25,382
Federal Home Loan Bank advances	168,756	34,137	192	(l)	203,085
Bank stock loan	—	8,741	(2,741)	(m)	6,000
Subordinated debentures	9,431	5,155	(968)	(n)	13,618
Contractual obligations	2,831	676			3,507
Interest payable and other liabilities	11,702	2,345	(1,459)	(o)	12,588

Total liabilities	1,395,834	427,454	(5,176)		1,818,112

Commitments and contingent liabilities

Stockholders’ equity
Common stock	97	37	(37)	(p)	124
			27	(q)
Additional paid-in capital	138,546	9,610	(9,610)	(p)	212,808
			74,262	(q)
Retained earnings	43,911	43,518	(8,323)	(i)	40,034
			(35,717)	(p)
			(3,877)	(r)
			522	(s)
Accumulated other comprehensive income (loss)	(1,409)	352	(67)	(i)	(1,409)
			(285)	(p)
Employee stock loans	(242)	—			(242)
Treasury stock	(19,655)	—			(19,655)

Total stockholders’ equity	161,248	53,517	16,895		231,660

Total liabilities and stockholders’ equity	$1,557,082	$480,971	$11,719		$2,049,772

See accompanying notes to pro forma condensed consolidated combined financial information

Unaudited Pro Forma Condensed Consolidated Combined Statement of Income

For the Nine Months Ended September 30, 2016

(Dollars in thousands, except per share amounts)

	Equity Historical	Community Historical	Pro Forma Adjustments		Pro Forma Combined
Interest and dividend income
Loans, including fees	$34,885	$15,736	$536	(t)	$51,157
Securities	7,094	1,652	—		8,746
Other interest income	1,513	29	(108)	(u)	1,434

Total interest and dividend income	43,492	17,417	428		61,337
Interest expense
Deposits	4,984	1,375	62	(v)	6,421
Federal funds purchased and retail repurchase agreements	42	—	—		42
Federal Home Loan Bank advances	1,063	401	(29)	(w)	1,435
Bank stock loan	—	274	(88)	(x)	186
Subordinated debentures	469	152	28	(y)	649

Total interest expense	6,558	2,202	(27)		8,733
Net interest income	36,934	15,215	455		52,604
Provision for loan losses	1,359	111	—		1,470

Net interest income after provision for loan losses	35,575	15,104	455		51,134
Non-interest income
Service charges and fees	2,437	1,432	—		3,869
Debit card income	2,127	—	—		2,127
Mortgage banking	1,019	—	—		1,019
Increase in value of bank owned life insurance	746	—	—		746
Equity in earnings of White River Bancshares Company	—	400	(400)	(z)	—
Net gains on investment securities transactions	479	53	—		532
Other non-interest income	869	1,525	—		2,394

Total non-interest income	7,677	3,410	(400)		10,687

Non-interest expense
Salaries and employee benefits	15,849	6,927	—		22,776
Net occupancy and equipment	3,321	1,674	10	(aa)	5,005
Data processing	2,590	1,473	—		4,063
Professional fees	1,544	—	—		1,544
Advertising and business development	901	280	—		1,181
Telecommunications	803	89	—		892
FDIC insurance	753	306	—		1,059
Courier and postage	482	138	—		620
Amortization of core deposit intangible	260	—	302	(bb)	562
Loan expense	413	259	—		672
Other real estate owned, net	164	11	—		175
Merger expenses	237	2,006	—		2,243
Other non-interest expense	3,047	579	—		3,626

Total non-interest expense	30,364	13,742	312		44,418

Income before income taxes	12,888	4,772	(257)		17,403
Provision for income taxes	3,931	1,469	(98)	(cc)	5,302

Net income	8,957	3,303	(159)		12,101
Dividends and discount accretion on preferred stock	(1)	—	—		(1)

Net income allocable to common stockholders	$8,956	$3,303	$(159)		$12,100

Basic earnings per share	$1.09	$8.83			$1.11
Weighted average shares outstanding	8,215,760	374,026			10,905,450

Diluted earnings per share	$1.07				$1.10
Weighted average shares outstanding	8,333,613				11,023,303

See accompanying notes to pro forma condensed consolidated combined financial information

Unaudited Pro Forma Condensed Consolidated Combined Statement of Income

For the Year Ended December 31, 2015

(Dollars in thousands, except per share amounts)

	Equity Historical	Community Historical	Pro Forma Adjustments		Pro Forma Combined
Interest and dividend income
Loans, including fees	$43,361	$20,342	$2,283	(dd)	$65,986
Securities	8,691	2,253	—		10,944
Other interest income	976	24	(145)	(ee)	855

Total interest and dividend income	53,028	22,619	2,138		77,785
Interest expense
Deposits	4,926	1,912	83	(ff)	6,921
Federal funds purchased and retail repurchase agreements	61	—	—		61
Federal Home Loan Bank advances	495	236	(38)	(gg)	693
Bank stock loan	641	427	(117)	(hh)	951
Subordinated debentures	643	185	36	(ii)	864

Total interest expense	6,766	2,760	(36)		9,490
Net interest income	46,262	19,859	2,174		68,295
Provision for loan losses	3,047	140	—		3,187

Net interest income after provision for loan losses	43,215	19,719	2,174		65,108

Non-interest income
Service charges and fees	2,708	1,735	—		4,443
Debit card income	2,161	—	—		2,161
Mortgage banking	1,088	—	—		1,088
Increase in value of bank owned life insurance	957	—	—		957
Net gain on acquisition	682	—	—		682
Net gains on investment securities transactions	756	66	—		822
Equity in earnings of White River Bancshares Company	—	340	(340)	(jj)	—
Other non-interest income	1,450	2,339	—		3,789

Total non-interest income	9,802	4,480	(340)		13,942
Non-interest expense
Salaries and employee benefits	19,202	7,904	—		27,106
Net occupancy and equipment	4,155	2,367	13	(kk)	6,535
Data processing	2,939	1,311	—		4,250
Professional fees	2,086	—	—		2,086
Advertising and business development	1,199	293	—		1,492
Telecommunications	811	126	—		937
FDIC insurance	840	447	—		1,287
Courier and postage	544	200	—		744
Amortization of core deposit intangible	275	—	402	(ll)	677
Loan expense	388	356	—		744
Other real estate owned, net	287	839	—		1,126
Merger expenses	1,691	—	—		1,691
Other non-interest expense	4,158	1,403	—		5,561

Total non-interest expense	38,575	15,246	415		54,236

Income before income taxes	14,442	8,953	1,419		24,814
Provision for income taxes	4,142	2,599	543	(mm)	7,284

Net income	10,300	6,354	876		17,530
Dividends and discount accretion on preferred stock	(177)	(24)			(201)

Net income allocable to common stockholders	$10,123	$6,330	$876		$17,329

Basic earnings per share	$1.55	$15.82			$1.88
Weighted average shares outstanding	6,515,346	400,218			9,205,036

Diluted earnings per share	$1.54				$1.87
Weighted average shares outstanding	6,560,021				9,249,711

See accompanying notes to pro forma condensed consolidated combined financial information

Notes to Unaudited Pro Forma Condensed Consolidated Combined Financial Information

(Dollars in thousands, except per share amounts)

The following pro forma adjustments have been reflected in the unaudited pro forma condensed consolidated combined financial information. All adjustments are based on current assumptions and valuations which are subject to change.

(a)	This adjustment includes the cash portion of the merger consideration of $9.7 million; pre-tax direct-incremental merger and stock issuance costs of $5.6 million ($3.9 million, after-tax) in addition to the merger expenses recognized at September 30, 2016; proceeds of $6.0 million from Equity’s draw against its borrowing facility; and Equity’s repayment of Community’s bank stock loan of $8.7 million.

(b)	The carrying values of Community’s investment securities, which are substantially all available-for-sale, equal the fair values of the acquired investment securities.

(c)	This adjustment represents the fair value adjustments of loans. The purchase accounting adjustment for the acquired loan portfolio is comprised of $7.7 million of non-accretable credit adjustments and $3.6 million of accretable interest rate adjustments.

(d)	This adjustment represents the elimination of Community’s allowance for loan losses as part of the purchase accounting transactions.

(e)	This adjustment represents fair value adjustments on real estate acquired through or instead of foreclosure (“other real estate owned”).

(f)	This adjustment represents fair value adjustments of premises and equipment.

(g)	This adjustment represents the purchase price allocation for the merger, calculated as follows:

Issue 2,689,690 Equity shares valued at the closing price for Equity common stock on November 10, 2016	$74,289
Cash merger consideration, including cash in lieu of fractional shares	9,750

Total purchase price	84,039
Less: Community equity at book value	(54,039)
Adjust book value of Community equity for distribution of investment in White River	8,390
Allocated to investment securities fair value	—
Allocated to loan fair value	11,346
Elimination of allowance for loan losses as part of purchase accounting transactions	(5,486)
Allocated to other real estate owned fair value	2,183
Allocated to premises and equipment	(513)
Allocated to core deposit intangibles	(3,579)
Allocated to time deposit fair value	(200)
Allocated to Federal Home Loan Bank term advances fair value	192
Allocated to subordinated debentures fair value	(939)
Allocated to investments in limited-liability entities which invest in qualified affordable housing projects	809
Allocated to deferred tax liabilities	(1,459)

Adjustment for estimated goodwill to be recognized	$40,744

(h)	This adjustment represents the recognition of core deposit intangibles.

(i)	This adjustment reflects the White River Distribution at the book value of White River as of September 30, 2016.

(j)	This adjustment includes discounts of $809 thousand on Community’s investments in limited liability entities which invest in qualified affordable housing projects; a discount of $29 thousand on Community’s investment in Community First AR Statutory Trust I; offset by a pro forma receivable of $522 thousand for merger costs, net of taxes, expensed by Community prior to September 30, 2016, but incurred on behalf of Equity.

(k)	This adjustment reflects interest-bearing time deposits at their estimated fair values.

(l)	This adjustment represents fair value adjustments on Community’s Federal Home Loan Bank term advances.

(m)	This adjustment reflects Equity’s $6.0 million draw against its borrowing facility and Equity’s repayment of Community’s bank stock loan of $8.7 million.

(n)	This adjustment represents fair value adjustments of Community’s subordinated debentures assumed by Equity at acquisition.

(o)	This adjustment represents the impact on deferred income taxes of the estimated $1.9 million tax benefit of the direct, incremental merger costs and the purchase accounting adjustments, calculated as follows:

Loan fair value adjustments	$5,860
Other real estate owned fair value adjustments	2,183
Premises and equipment fair value adjustments	(513)
Core deposit intangibles	(3,579)
Limited-liability entities fair value adjustments	809
Deposits fair value adjustments	(200)
Federal Home Loan Bank term advances fair value adjustments	192
Subordinated debentures fair value adjustments	(939)

Subtotal of fair value adjustments	3,813

Calculated deferred taxes at Equity’s estimated statutory rate of 38.25%	$1,459

(p)	This adjustment represents the elimination of the historical equity of Community after adjustment for the White River distribution and the reversal of $522 thousand of merger costs, net of taxes, expensed by Community prior to September 30, 2016, but incurred on behalf of Equity.

(q)	This adjustment represents issuance of 2,689,690 shares of Equity common stock, par value $0.01 per share, to stockholders of Community, based on the closing price for Equity common stock ending on November 10, 2016.

(r)	This adjustment represents pre-tax direct-incremental merger and stock issuance costs of $5.6 million ($3.9 million, after-tax) in addition to the merger expenses recognized at September 30, 2016.

(s)	This adjustment represents the reversal of $522 thousand of merger costs, net of taxes, expensed by Community prior to September 30, 2016, but incurred on behalf of Equity.

(t)	This adjustment reflects the accretion of accretable loan discount on a level-yield method over the estimated remaining terms to maturity of the loans acquired.

(u)	This adjustment represents the anticipated loss of investment income related to the cash expenditures for the cash portion of the merger consideration, the estimated pre-tax direct, incremental merger costs, and the $2.9 million pay down of the bank stock loan using an assumed reinvestment rate of 0.75%.

(v)	This adjustment represents amortization of the time deposit fair market value adjustments using the effective interest method over the remaining contractual maturity of the deposits.

(w)	This adjustment represents amortization of the fair market value adjustment on Federal Home Loan Bank Advances over five years.

(x)	This adjustment reflects a $2.9 million principal reduction on the bank stock loan outstanding at Community’s historical borrowing rate of 4%.

(y)	This adjustment represents amortization of the subordinated debenture discount on a level-yield basis over the remaining maturity of the assumed subordinated debentures.

(z)	The merger agreement calls for the distribution of Community’s investment in White River. This adjustment removes the earnings from White River included in Community’s unaudited consolidated statement of income for the nine months ended September 30, 2016.

(aa)	This adjustment represents nine months of additional depreciation on the fair value adjustment related to the facilities. The additional depreciation was computed on a straight-line basis over 39 years.

(bb)	This adjustment represents nine months of amortization on core deposit intangibles of $3.6 million expected to be acquired in the merger, which will be amortized on an accelerated basis over an estimated ten years.

(cc)	This adjustment represents the net federal tax effect of the pro forma adjustments using Equity’s statutory tax rate of 38.25%.

(dd)	This adjustment reflects the accretion of accretable loan discount on a level-yield method over the estimated remaining terms to maturity of the loans acquired.

(ee)	This adjustment represents the anticipated loss of investment income related to the cash expenditures for the cash portion of the merger consideration, the estimated pre-tax direct, incremental merger costs, and the $2.9 million pay down of the bank stock loan using an assumed reinvestment rate of 0.75%.

(ff)	This adjustment represents amortization of the time deposit fair market value adjustment using the effective interest method over the remaining contractual maturity of the deposits.

(gg)	This adjustment represents amortization of the fair market value adjustment on Federal Home Loan Bank Advances over five years.

(hh)	This adjustment reflects a $2.9 million principal reduction on the bank stock loan outstanding at Community’s historical borrowing rate of 4%.

(ii)	This adjustment represents amortization of the subordinated debenture discount on a level-yield basis over the remaining maturity of the assumed subordinated debentures.

(jj)	The merger agreement calls for the distribution of Community’s investment in White River. This adjustment removes the earnings from White River included in Community’s consolidated statement of income for the year ended December 31, 2015.

(kk)	This adjustment represents twelve months of additional depreciation on the fair value adjustment related to the facilities. The additional depreciation was computed on a straight-line basis over 39 years.

(ll)	This adjustment represents twelve months of amortization on core deposit intangibles of $3.6 million expected to be acquired in the merger, which will be amortized on an accelerated basis over an estimated ten years.

(mm)	This adjustment represents the net federal tax effect of the pro forma adjustments using Equity’s statutory tax rate of 38.25%.